UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

EXPLANATORY NOTE

On August 29, 2014, NN, Inc., a Delaware corporation (“NN”), completed the previously announced merger contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among NN, PMC Global Acquisition Corporation, a Michigan corporation and a wholly owned subsidiary of NN (“Merger Sub”), Autocam Corporation, a Michigan corporation (“Autocam”), Newport Global Advisors, L.P., a Delaware limited partnership, solely in its capacity as a shareholder representative, and John C. Kennedy.

This Amendment to Current Report on Form 8-K (this “Amendment”) amends NN’s Current Report on Form 8-K filed on September 2, 2014. This Amendment files the financial statements for Autocam and furnishes NN’s and Autocam’s unaudited pro forma combined condensed consolidated financial statements and related notes thereto, both of which are in connection with NN’s acquisition of Autocam.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Autocam’s audited consolidated balance sheets at December 31, 2013, 2012 and 2011, and Autocam’s audited consolidated statements of operations and comprehensive income, shareholders’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011, the notes and independent auditors’ report of Deloitte & Touche LLP related thereto are filed as Exhibit 99.1 hereto and are incorporated in this report by reference.

Autocam’s unaudited condensed consolidated balance sheets at June 30, 2014, and Autocam’s unaudited condensed consolidated statements of operations and comprehensive income (loss), cash flows and shareholders’ equity for the six months ended June 30, 2014 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated in this report by reference.

(b)	Pro Forma Financial Information.

NN’s and Autocam’s unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014, and the unaudited pro forma condensed combined consolidated statements of income for the year ended December 31, 2013 and the six months ended June 30, 2014 and the notes related thereto are furnished as Exhibit 99.3 hereto and are incorporated in this report by reference.

(d)	Exhibits.

23.1	Consent of Deloitte & Touche LLP, independent auditors.

99.1	Audited consolidated balance sheets at December 31, 2013, 2012 and 2011, and audited consolidated statements of operations and comprehensive income, shareholders’ equity and cash flows of Autocam Corporation for the years ended December 31, 2013, 2012 and 2011, the notes and independent auditors’ report of Deloitte & Touche LLP related thereto.

99.2	Unaudited condensed consolidated balance sheets at June 30, 2014, and unaudited condensed consolidated statements of operations and comprehensive income (loss), cash flows and shareholders’ equity of Autocam Corporation for the six months ended June 30, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014, and the unaudited pro forma condensed combined consolidated statements of income of NN, Inc. and Autocam Corporation for the year ended December 31, 2013 and the six months ended June 30, 2014, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2014

NN, INC.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors.

99.1	Audited consolidated balance sheets at December 31, 2013, 2012 and 2011, and audited consolidated statements of operations and comprehensive income, shareholders’ equity and cash flows of Autocam Corporation for the years ended December 31, 2013, 2012 and 2011, the notes and independent auditors’ report of Deloitte & Touche LLP related thereto.

99.2	Unaudited condensed consolidated balance sheets at June 30, 2014, and unaudited condensed consolidated statements of operations and comprehensive income (loss), cash flows and shareholders’ equity of Autocam Corporation for the six months ended June 30, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014, and the unaudited pro forma condensed combined consolidated statements of income of NN, Inc. and Autocam Corporation for the year ended December 31, 2013 and the six months ended June 30, 2014, and the notes related thereto.